FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Liabilities (Details) - Amounts due to clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Effects of offsetting on the balance sheet
Gross amounts	$ 4,862,438	$ 6,028,751
Gross amounts set off in the balance sheet	(4,810,571)	(5,634,969)
Net amounts presented in the balance sheet	51,867	393,782
Related amounts not offset
Net amount	$ 51,867	$ 393,782